UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 31, 2015

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-04311	11-1541330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Harbor Park Drive Port Washington, NY	11050
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (561) 484-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On August 31, 2015, the acquisition of Pall Corporation (“Pall” or the “Company”) by Danaher Corporation (“Danaher”) was consummated pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of May 12, 2015 (the “Merger Agreement”), by and among Pall, Danaher, and Pentagon Merger Sub, Inc., an indirect wholly owned subsidiary of Danaher (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Pall (the “Merger”), with Pall continuing as the surviving corporation. As a result of the Merger, Pall became an indirect wholly owned subsidiary of Danaher.

Item 1.02.	Termination of a Material Definitive Agreement.

On August 31, 2015, in connection with the closing of the Merger, Pall terminated the Amended and Restated Credit Agreement (the “Credit Agreement”), among the Company, Bank of America, N.A., as administrative agent, JPMorgan Chase Bank, N.A., as syndication agent, Wells Fargo Bank, National Association, HSBC Bank US, National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation, TD Bank, N.A. and Suntrust Bank, as co-documentation agents, and Bank of America Merrill Lynch, J.P. Morgan Securities LLC, HSBC Bank USA, National Association and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners and the other lenders party thereto. No early termination penalties were incurred by Pall in connection with the termination of the Credit Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 31, 2015, pursuant to the terms of the Merger Agreement, Danaher completed the acquisition of Pall through the Merger. As a result of the Merger, Pall became an indirect wholly owned subsidiary of Danaher. At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any shareholder, each share of common stock, par value $0.10 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in the Company’s treasury or owned by Danaher, Merger Sub or any direct or indirect wholly-owned subsidiary of Danaher or the Company) was canceled and automatically converted into the right to receive $127.20 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each Company stock option, performance stock unit and management stock purchase plan award, whether vested or unvested, and each Company time-based restricted stock unit that vested or became vested in accordance with its terms as of the Effective Time, in each case that was outstanding immediately prior to the Effective Time, was cancelled and converted into the right to receive the Merger Consideration (in the case of the performance stock units, the number of shares of Common Stock subject to such award was determined assuming that the greater of target and actual performance through the Effective Time has been met) or, in the case of the Company stock options, the excess, if any, of the Merger Consideration over the applicable exercise price of such Company stock option.  Each time-based restricted stock unit that remained unvested in accordance with its terms as of the Effective Time was assumed by Danaher at the Effective Time and converted, subject to the same terms and conditions as in effect immediately prior to the Effective Time, into a time-based restricted stock unit relating to the number of shares of the common stock of Danaher determined by multiplying (a) the number of shares of Common Stock previously subject to such restricted stock unit by (b) the quotient of (i) the Merger Consideration divided by (ii) the average of the closing prices of the shares of the common stock of Danaher for the ten trading days immediately preceding the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2015, and the terms of which are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As of August 28, 2015, trading in shares of Common Stock on the New York Stock Exchange (the “NYSE”) has been halted. As a consequence of the Merger, on August 31, 2015, the Company requested that the NYSE file a Form 25 with the SEC, to request the removal of the Common Stock from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.  The disclosure set forth in the Introductory Note above and under Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in the Introductory Note above and under Items 2.01 and 3.01 above is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the Introductory Note above and under Item 2.01 above is incorporated by reference into this Item 5.01. The aggregate purchase price was approximately $13.8 billion.

Danaher financed the Merger with available cash, net proceeds from the issuance of commercial paper and net proceeds from the issuance of euro-denominated senior notes.

Item 5.02.            Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger, each of Dr. Amy E. Alving, Robert B. Coutts, Mark E. Goldstein, Cheryl W. Grisé, Ronald L. Hoffman, Dennis N. Longstreet, B. Craig Owens, Katharine L. Plourde, Edward Travaglianti and Bret W. Wise submitted letters of resignation and ceased to be directors of Pall and were replaced by Daniel L. Comas and Robert S. Lutz.

In connection with the consummation of the Merger, Lawrence D. Kingsley resigned as Chairman and Chief Executive Officer, and as a director of Pall, and the board of directors of Pall appointed Mr. Rainer Blair, Danaher Vice President and Group Executive, as President and Chief Executive Officer of Pall.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the certificate of incorporation of the Company was amended as set forth in the certificate of merger and the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Company. The certificate of merger filed with the New York Secretary of State, which amended the certificate of incorporation of the Company, and the bylaws of the Company as so amended are attached as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

2.1
Agreement and Plan of Merger, dated May 12, 2015, among Pall Corporation, Danaher Corporation and Pentagon Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2015).

3.1	Certificate of Merger of Pentagon Merger Sub Inc. and Pall Corporation into Pall Corporation.

3.2	Amended and Restated Bylaws of Pall Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALL CORPORATION

By:	/s/ Roya Behnia
	Name:	Roya Behnia
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 31, 2015

EXHIBIT INDEX

Exhibit No.	Name
2.1
Agreement and Plan of Merger, dated May 12, 2015, among Pall Corporation, Danaher Corporation and Pentagon Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2015).

3.1	Certificate of Merger of Pentagon Merger Sub Inc. and Pall Corporation into Pall Corporation.

3.2	Amended and Restated Bylaws of Pall Corporation.